UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 16, 2009

Date of report (Date of earliest event reported)

STR Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34529	27-1023344
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Water Street
Enfield, Connecticut	06082
(Address of principal executive offices)	(Zip Code)

(860) 749-8371

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On November 16, 2009, the Company issued a press release announcing its operating and financial results for the quarter ended September 30, 2009.  The original press release erroneously omitted the tax effect of the non-GAAP adjustments included therein, thereby reducing non-GAAP net income and non-GAAP earnings per share for each period presented.  A copy of the corrected press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

99.1                           Press Release issued on November 16, 2009 by STR Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STR HOLDINGS, INC.

/s/ Barry A. Morris
Name:	Barry A. Morris
Title:	Executive Vice President
and Chief Financial Officer

Date:  November 17, 2009

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued on November 16, 2009 by STR Holdings, Inc.